UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2013

Dell Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-17017	74-2487834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dell Way, Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders.

(a) On October 17, 2013, Dell Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”), at which the Company’s stockholders voted on the four proposals identified below.

(b) The final voting results with respect to each proposal voted upon at the 2013 Annual Meeting are set forth below. As of the record date for the 2013 Annual Meeting, holders of a total of 1,758,728,793 shares of outstanding common stock of the Company were entitled to vote on the proposals.

Proposal 1 – Election of Ten Directors

The stockholders approved the Company’s proposal for the election of ten nominees to the Board of Directors (the “Board”) by the affirmative vote of a majority of the shares of common stock present or represented by proxy at the 2013 Annual Meeting, as set forth below:

	For	Against	Abstentions	Broker Non-Votes
Donald J. Carty	878,293,563	154,894,669	63,042,880	181,280,892
Janet F. Clark	926,477,712	106,750,287	63,003,112	181,280,892
Laura Conigliaro	926,498,544	106,736,451	62,996,116	181,280,892
Michael S. Dell	901,954,522	127,809,880	66,466,709	181,280,892
Kenneth M. Duberstein	915,784,628	117,296,708	63,149,775	181,280,892
Gerard J. Kleisterlee	922,017,527	111,034,608	63,178,976	181,280,892
Klaus S. Luft	921,848,773	111,271,934	63,110,405	181,280,892
Alex J. Mandl	914,930,937	118,198,627	63,101,548	181,280,892
Shantanu Narayen	859,789,638	173,384,470	63,057,004	181,280,892
H. Ross Perot, Jr.	924,541,244	108,694,159	62,995,708	181,280,892

Director James W. Breyer did not stand for re-election as a director at the 2013 Annual Meeting. Accordingly, at the time of the 2013 Annual Meeting, Mr. Breyer’s service as a director expired, and the total number of authorized directors constituting the entire Board was reduced from 11 directors to ten directors.

Proposal 2 – Ratification of Independent Auditor

The stockholders approved the Company’s proposal for ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2014, as set forth below:

For	Against	Abstentions	Broker Non-Votes
1,130,205,365	83,426,185	63,880,454	—

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation

The stockholders approved, in a non-binding advisory vote, the Company’s proposal to approve the compensation of its named executive officers as disclosed in the definitive proxy statement for the 2013 Annual Meeting filed with the Securities and Exchange Commission on September 24, 2013, as set forth below:

For	Against	Abstentions	Broker Non-Votes
935,071,769	98,110,678	63,046,398	181,283,158

Stockholder Proposal (Proposal 4) – Right to Act by Written Consent

The stockholders did not approve the stockholder proposal requesting that the Board undertake such steps as may be necessary to permit the Company’s stockholders to act by written consent instead of at a meeting of stockholders, as set forth below:

For	Against	Abstentions	Broker Non-Votes
441,589,767	586,473,094	68,165,985	181,283,158

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELL INC.

Date: October 21, 2013	By:	/s/ Janet B. Wright
Janet B. Wright,
Vice President and Assistant Secretary
(Duly Authorized Officer)

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